Exhibit 99.3

CBL & Associates Properties, Inc.

Supplemental Financial and Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Consolidated Statements of Operations

(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
REVENUES:
Minimum rents	$155,815	$155,095	$465,223	$454,661
Percentage rents	3,506	3,447	11,840	11,554
Other rents	3,580	3,041	11,942	10,438
Tenant reimbursements	83,095	76,601	235,810	226,536
Management, development and leasing fees	1,390	1,182	6,565	3,945
Other	3,837	5,677	15,507	17,096
Total revenues	251,223	245,043	746,887	724,230

EXPENSES:
Property operating	42,081	40,964	123,997	117,914
Depreciation and amortization	58,893	62,142	176,067	170,546
Real estate taxes	24,527	20,098	65,039	59,548
Maintenance and repairs	12,544	13,715	41,856	39,716
General and administrative	8,305	9,402	29,072	28,051
Loss on impairment of real estate assets	—	—	—	274
Other	3,647	5,127	12,088	13,815
Total expenses	149,997	151,448	448,119	429,864
Income from operations	101,226	93,595	298,768	294,366
Interest and other income	1,990	2,009	7,618	5,687
Interest expense	(72,790)	(63,884)	(207,730)	(191,474)
Loss on extinguishment of debt	—	(935)	(227)	(935)
Gain on sales of real estate assets	4,337	3,901	10,565	6,831
Equity in earnings of unconsolidated affiliates	1,086	621	2,768	3,807
Income tax provision	(2,609)	—	(4,360)	—
Minority interest in earnings:
Operating partnership	(13,288)	(12,075)	(35,886)	(47,930)
Shopping center properties	(2,121)	(1,402)	(6,418)	(2,663)
Income from continuing operations	17,831	21,830	65,098	67,689
Operating income from discontinued operations	754	147	1,274	3,898
Gain on disposal of discontinued operations	3,957	2	3,902	7,217
Net income	22,542	21,979	70,274	78,804
Preferred dividends	(5,455)	(7,642)	(24,320)	(22,926)
Net income available to common shareholders	$17,087	$14,337	$45,954	$55,878
Basic per share data:
Income from continuing operations, net of preferred dividends	$0.19	$0.22	$0.63	$0.70
Discontinued operations	0.07	—	0.07	0.18
Net income available to common shareholders	$0.26	$0.22	$0.70	$0.88
Weighted average common shares outstanding	65,343	64,174	65,233	63,616

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.19	$0.22	$0.62	$0.69
Discontinued operations	0.07	—	0.08	0.17
Net income available to common shareholders	$0.26	$0.22	$0.70	$0.86
Weighted average common and potential dilutive
Weighted average common and potential dilutive common shares outstanding	65,876	65,496	65,900	65,086

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Net income available to common shareholders	$17,087	$14,337	$45,954	$55,878
Minority interest in earnings of operating partnership	13,288	12,075	35,886	47,930
Depreciation and amortization expense of:
Consolidated properties	58,893	62,142	176,067	170,546
Unconsolidated affiliates	3,425	3,377	10,550	10,020
Discontinued operations	—	462	859	1,810
Non-real estate assets	(228)	(218)	(690)	(623)
Minority investors' share of depreciation and amortization	(300)	(568)	190	(1,675)
(Gain) loss on:
Sales of operating real estate assets	—	49	—	87
Disposal of discontinued operations	(3,957)	(2)	(3,902)	(7,217)
Funds from operations of the operating partnership	$88,208	$91,654	$264,914	$276,756

Funds from operations per diluted share	$0.76	$0.78	$2.27	$2.37
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,513	116,856	116,583	116,840

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operation partnership units outstanding on page 9.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$157	$4,945	$5,795	$13,239
Lease termination fees per share	$—	$0.04	$0.05	$0.11

Straight-line rental income	$1,364	$1,767	$3,748	$3,986
Straight-line rental income per share	$0.01	$0.02	$0.03	$0.03

Gains on outparcel sales	$4,011	$3,625	$11,051	$8,133
Gains on outparcel sales per share	$0.03	$0.03	$0.09	$0.07

Amortization of acquired above- and below-market leases	$2,588	$4,815	$8,280	$9,730
Amortization of acquired above- and below-market leases per share	$0.02	$0.04	$0.07	$0.08

Amortization of debt premiums	$1,949	$1,889	$5,779	$5,599
Amortization of debt premiums per share	$0.02	$0.02	$0.05	$0.05

Income tax provision	$(2,609)	$—	$(4,360)	$—
Income tax provision per share	$(0.02)	$—	$(0.04)	$—

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Same-Center Net Operating Income

(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Net income	$22,542	$21,979	$70,274	$78,804

Adjustments:
Depreciation and amortization	58,893	62,142	176,067	170,546
Depreciation and amortization from unconsolidated affiliates	3,425	3,377	10,550	10,020
Depreciation and amortization from discontinued operations	—	462	859	1,810
Minority investors' share of depreciation and amortization in shopping center properties	(300)	(568)	190	(1,675)
Interest expense	72,790	63,884	207,730	191,474
Interest expense from unconsolidated affiliates	4,178	4,485	12,576	13,154
Minority investors' share of interest expense in shopping center properties	(472)	(1,276)	(365)	(3,627)
Loss on extinguishment of debt	—	935	227	935
Abandoned projects expense	356	359	955	294
Gain on sales of real estate assets	(4,337)	(3,901)	(10,565)	(6,831)
Loss on impairment of real estate assets	—	—	—	274
Gain on sales of real estate assets of unconsolidated affiliates	(295)	(795)	(1,218)	(2,302)
Minority investors' share of gain on sales of real estate assets	621	—	621	—
Income tax provision	2,609	—	4,360	—
Minority interest in earnings of operating partnership	13,288	12,075	35,886	47,930
Gain on discontinued operations	(3,957)	(2)	(3,902)	(7,217)
Operating partnership's share of total NOI	169,341	163,156	504,245	493,589
General and administrative expenses	8,305	9,402	29,072	28,051
Management fees and non-property level revenues	(5,665)	(4,114)	(22,580)	(14,412)
Operating partnership's share of property NOI	171,981	168,444	510,737	507,228
NOI of non-comparable centers	(3,639)	(1,657)	(9,039)	(7,588)
Total same center NOI	$168,342	$166,787	$501,698	$499,640

Malls	$154,288	$155,332	$464,335	$464,462
Associated centers	7,372	7,718	21,888	22,246
Community centers	1,271	843	3,321	2,965
Other	5,411	2,894	12,154	9,967
Total same center NOI	168,342	166,787	501,698	499,640
Less lease termination fees	(157)	(4,945)	(5,795)	(13,239)
Total same-center NOI, excluding lease termination fees	$168,185	$161,842	$495,903	$486,401

Percentage Change:
Malls	-0.7%		0.0%
Associated centers	-4.5%		-1.6%
Community centers	50.8%		12.0%
Other	87.0%		21.9%
Total same center NOI	0.9%		0.4%
Total same-center NOI, excluding lease termination fees	3.9%		2.0%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Company's Share of Consolidated and Unconsolidated Debt

(Dollars in thousands)

	September 30, 2007
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,049,524	$1,002,742	$5,052,266
Minority investors' share of consolidated debt	(119,797)	(288)	(120,085)
Company's share of unconsolidated affiliates' debt	219,032	42,074	261,106
Company's share of consolidated and unconsolidated debt	$4,148,759	$1,044,528	$5,193,287
Weighted average interest rate	5.92%	6.33%	6.00%

	September 30, 2006
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,488,207	$976,209	$4,464,416
Minority investors' share of consolidated debt	(56,862)	—	(56,862)
Company's share of unconsolidated affiliates' debt	217,585	26,600	244,185
Company's share of consolidated and unconsolidated debt	$3,648,930	$1,002,809	$4,651,739
Weighted average interest rate	5.97%	6.26%	6.03%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2007

(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	116,348	$35.05	$4,077,997
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Total market equity			4,367,997
Company's share of total debt			5,193,287
Total market capitalization			$9,561,284
Debt-to-total-market capitalization ratio			54.3%

(1)

Stock price for common stock and operating partnership units equals the closing price of the common stock on September 28, 2007. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
2007:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	65,343	65,876	65,233	65,900
Weighted average operating partnership units	50,637	50,637	50,683	50,683
Weighted average shares- FFO	115,980	116,513	115,916	116,583

2006:
Weighted average shares - EPS	64,174	65,496	63,616	65,086
Weighted average operating partnership units	51,360	51,360	51,755	51,754
Weighted average shares- FFO	115,534	116,856	115,371	116,840

Dividend Payout Ratio

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Weighted average dividend per share	$0.51031	$0.46387	$1.53225	$1.39164
FFO per diluted, fully converted share	$0.76	$0.78	$2.27	$2.37
Dividend payout ratio	67.1%	59.5%	67.5%	58.7%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Consolidated Balance Sheets

(Unaudited, in thousands except share data)

	September 30, 2007	December 31, 2006
ASSETS
Real estate assets:
Land	$828,905	$779,727
Buildings and improvements	6,239,802	5,944,476
	7,068,707	6,724,203
Less: accumulated depreciation	(1,053,459)	(924,297)
	6,015,248	5,799,906
Developments in progress	271,331	294,345
Net investment in real estate assets	6,286,579	6,094,251
Cash and cash equivalents	48,880	28,700
Cash in Escrow	33,202	—
Receivables:
Tenant, net of allowance	70,121	71,573
Other	13,734	9,656
Mortgage notes receivable	34,851	21,559
Investment in unconsolidated affiliates	99,212	78,826
Intangible lease assets and other assets	228,417	214,245
	$6,814,996	$6,518,810
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable	$5,052,266	$4,564,535
Accounts payable and accrued liabilities	324,711	309,969
Total liabilities	5,376,977	4,874,504
Commitments and contingencies
Minority interests	505,104	559,450
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares outstanding	—	20
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,710,828 and 65,421,311 issued and outstanding in 2007 and 2006, respectively	657	654
Additional paid-in capital	984,323	1,074,450
Accumulated other comprehensive (loss) income	(4,707)	19
(Accumulated deficit) retained earnings	(47,370)	9,701
Total shareholders' equity	932,915	1,084,856
	$6,814,996	$6,518,810

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense

(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
EBITDA:
Net Income	$22,542	$21,979	$70,274	$78,804

Adjustments:
Depreciation and amortization	58,893	62,142	176,067	170,546
Depreciation and amortization from unconsolidated affiliates	3,425	3,377	10,550	10,020
Depreciation and amortization from discontinued operations	—	462	859	1,810
Minority investors' share of depreciation and amortization in shopping center properties	(300)	(568)	190	(1,675)
Interest expense	72,790	63,884	207,730	191,474
Interest expense from unconsolidated affiliates	4,178	4,485	12,576	13,154
Minority investors' share of interest expense in shopping center properties	(472)	(1,276)	(365)	(3,627)
Loss on extinguishment of debt	—	935	227	935
Abandoned projects expense	356	359	955	294
Loss on impairment of real estate assets	—	—	—	274
Income taxes	2,981	380	6,299	3,317
Loss on sales of operating real estate assets	—	49	—	87
Minority interest in earnings of operating partnership	13,288	12,075	35,886	47,930
Gain on disposal of discontinued operations	(3,957)	(2)	(3,902)	(7,217)
Company's share of total EBITDA	$173,724	$168,281	$517,346	$506,126

Interest Expense:
Interest expense	$72,790	$63,884	$207,730	$191,474
Interest expense from unconsolidated affiliates	4,178	4,485	12,576	13,154
Minority investors' share of interest expense in shopping center properties	(472)	(1,276)	(365)	(3,627)
Company's share of total interest expense	$76,496	$67,093	$219,941	$201,001

Ratio of EBITDA to Interest Expense	2.27	2.51	2.35	2.52

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Company's share of total EBITDA	$173,724	$168,281	$517,346	$506,126
Interest expense	(72,790)	(63,884)	(207,730)	(191,474)
Minority investors' share of interest expense in shopping center properties	472	1,276	365	3,627
Income taxes	(2,981)	(380)	(6,299)	(3,317)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	1,618	1,651	5,463	5,466
Amortization of debt premiums	(1,949)	(1,889)	(5,779)	(5,599)
Amortization of above and below market leases	(2,588)	(4,815)	(8,280)	(9,738)
Depreciation and interest expense from unconsolidated affiliates	(7,603)	(7,862)	(23,126)	(23,174)
Minority investors' share of depreciation and amortization in shopping center properties	300	568	(190)	1,675
Minority interest in earnings - shopping center properties	2,121	1,402	6,418	2,663
Gains on outparcel sales	(4,337)	(3,950)	(10,565)	(6,918)
Income tax benefit from stock options	3,000	—	4,139	—
Equity in earnings of unconsolidated affiliates	(1,086)	(621)	(2,768)	(3,807)
Distributions from unconsolidated affiliates	3,905	2,108	6,924	6,517
Stock based compensation expense	1,317	1,280	4,527	4,934
Changes in operating assets and liabilities	10,961	(16,621)	28,022	(18,332)
Cash flows provided by operating activities	$104,084	$76,544	$308,467	$268,649

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Schedule of Mortgage and Other Notes Payable as of September 30, 2007

(Dollars in thousands )

						Balance
Location	Property	Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
High Point, NC	Oak Hollow Mall	Feb-08	7.31%	$40,171		$40,171	$—
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	100,449		100,449	—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	82,773		82,773	—
Nashville, TN	The Courtyard At Hickory Hollow Mall	Aug-08	6.77%	3,853		3,853	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	66,896		66,896	—
Nashville, TN	The Village At Rivergate	Aug-08	6.77%	3,160		3,160	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	86,912		86,912	—
Stillwater, OK	Lakeview Pointe	Nov-08	6.79%	18,060		—	18,060
Cary, NC	Cary Towne Center	Mar-09	6.85%	83,930		83,930	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	52,500		52,500	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	62,312		62,312	—
Terre Haute, IN	Honey Creek Mall	May-09	4.75%	31,158		31,158	—
Burlington, NC	Alamance Crossing	Sep-09	6.74%	57,161		—	57,161
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	24,367		24,367	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,692		7,692	—
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	54,629	(a)	54,629	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	40,005		40,005	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,301		9,301	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	65,580		65,580	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	42,738		42,738	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	51,932		51,932	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,200		8,200	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	125,614		125,614	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,673		30,673	—
Wausau, WI	Wausau Center	Dec-10	6.70%	12,238		12,238	—
York, PA	York Galleria	Dec-10	8.34%	49,023		49,023	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	90,593		90,593	—
Panama City, FL	Panama City Mall	Aug-11	7.30%	38,425		38,425	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	66,025		66,025	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,675		5,675	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	29,039		29,039	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,939		1,939	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	61,204		61,204	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	35,278		35,278	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	14,160		14,160	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	73,517		73,517	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	6.51%	8,299		8,299	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	32,474		32,474	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	40,953		40,953	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	58,633		58,633	—
Racine, WI	Regency Mall	Jul-12	6.51%	32,113		32,113	—
Saginaw, MI	Fashion Square	Jul-12	6.51%	56,288		56,288	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	50,868		50,868	—
Chattanooga, TN	CBL Center	Aug-12	6.25%	13,981		13,981	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	49,074		49,074	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	124,835		124,835	—
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	76,431		76,431	—

Columbia, SC	Columbia Place	Sep-13	5.45%	31,145	31,145	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	39,215	39,215	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Rockford, IL	Cherryvale Mall	Oct-15	5.00%	91,280	91,280	—
Brookfield, IL	Brookfield Square	Nov-15	5.08%	102,138	102,138	—
Madison, WI	East Towne Mall	Nov-15	5.00%	77,790	77,790	—
Madison, WI	West Towne Mall	Nov-15	5.00%	109,879	109,879	—
Bloominton, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,401	32,401	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	11,344	11,344	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	75,992	75,992	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	115,398	115,398	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	83,847	83,847	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,503	37,503	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,591	45,591	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	74,798	74,798	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	16,957	16,957	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,380	22,380	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	149,595	149,595	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	106,923	106,923	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	44,162	44,162	—
Cincinnati, OH	Eastgate Crossing	May-17	5.66%	16,648	16,648	—
Ft. Myers, FL	Gulf Coast Town Center	Jul-17	5.60%	190,800	190,800	—
	SUBTOTAL			$4,095,417	$4,020,196	$75,221
Weighted average interest rate				5.93%	5.93%	0.00%

Debt Premiums:
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	$1,464	$1,464	$—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	1,078	1,078	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	3,552	3,552	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	4,075	4,075	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	5,797	5,797	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,617	2,617	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	7,495	7,495	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,339	2,339	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	489	489	—
	SUBTOTAL			$28,906	$28,906	$—
Weighted average interest rate				5.02%	5.02%

Total Loans On Operating Properties And Debt Premiums				4,124,323	4,049,102	75,221
Weighted average interest rate				5.93%	5.93%	0.00%

Construction Loans:
Pearland, TX	Pearland Town Center	Jul-10	6.96%	19,476	—	19,476
Chattanooga, TN	CBL Center II	Aug-09	6.97%	3,605	—	3,605
Milford, CT	Milford Marketplace	Dec-08	6.40%	11,508	—	11,508
	SUBTOTAL			34,589	—	34,589

Lines Of Credit			6.28%	892,932	—	892,932

Other				422	422	—

Total Consolidated Debt				$5,052,266	$4,049,524	$1,002,742
Weighted average interest rate				6.01%	5.93%	6.33%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair(b)	Jun-10	6.78%	$4,216 (b)	$—	$4,216
Huntsville, AL	Parkway Place	Jun-08	6.80%	26,600	—	26,600

Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,027	1,027	—
York, PA	York Town Center	Oct-11	7.26%	11,258	—	11,258
Myrtle Beach, SC	Coastal Grand—Myrtle Beach	Oct-14	5.09%	46,881 (c)	46,881	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	34,955	34,955	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	100,000	100,000	—
Clarksville, TN	Governor's Square Mall	Sep-16	8.23%	13,670	13,670	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,719	14,719	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	7,780	7,780	—
	SUBTOTAL			$261,106	$219,032	$42,074

Less Minority Interests' Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%	6.25%	$(1,118)	$(1,118)	$—
Chattanooga, TN	CBL Center II	8.00%	6.97%	(288)	—	(288)
Chattanooga, TN	Hamilton Corner	10.00%	5.67%	(1,696)	(1,696)	—
Chattanooga, TN	Hamilton Place	10.00%	5.86%	(11,540)	(11,540)	—
Highpoint, NC	Oak Hollow Mall	25.00%	7.31%	(10,043)	(10,043)	—
Ft Meyers, FL	Gulf Coast Town Center	50.00%	5.60%	(95,400)	(95,400)	—
	SUBTOTAL			(120,085)	(119,797)	(288)

Company's Share Of Consolidated And Unconsolidated Debt				$5,193,287	$4,148,759	$1,044,528
Weighted average interest rate				6.00%	5.92%	6.33%

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-08	6.800%	$53,200	$—	$53,200
Del Rio, TX	Plaza del Sol	Aug-10	9.150%	2,030	2,030	—
York, PA	York Town Center	Oct-11	7.263%	22,516	—	22,516
Myrtle Beach, SC	Coastal Grand—Myrtle Beach	Oct-14	5.090%	93,763	93,763	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.985%	58,259	58,259	—
Releigh, NC	Triangle Town Center	Dec-15	5.737%	200,000	200,000	—
Clarksville, TN	Governor's Square Mall	Sep-16	8.230%	28,780	28,780	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.265%	29,438	29,438	—
Harrisburg, PA	High Pointe Commons	May-17	5.740%	15,560	15,560	—
				$503,546	$427,830	$75,716
Weighted average interest rate				5.84%	5.64%	6.94%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,553,737.

(c) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	557,025	$35.76	$37.35	4.4%	$38.34	7.2%
Stabilized malls	513,303	37.28	38.90	4.3%	39.91	7.1%
New leases	214,293	40.08	43.07	7.5%	44.42	10.8%
Renewal leases	299,010	35.27	35.92	1.8%	36.68	4.0%

Year to Date:
All Property Types (1)	2,092,954	$34.09	$36.56	7.2%	$37.32	9.5%
Stabilized malls	1,947,202	35.30	37.93	7.5%	38.68	9.6%
New leases	736,242	37.36	44.22	18.4%	45.51	21.8%
Renewal leases	1,210,960	34.05	34.10	0.1%	34.54	1.4%

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2007	2006
Stabilized malls	$27.99	$27.53
Non-stabilized malls	26.88	27.75
Associated centers	11.74	10.78
Community centers	14.47	16.68
Other	19.53	19.47

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate future annual increases for common area maintenance expense reimbursements.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Top 25 Tenants Based On Percentage Of Total Revenues For The Nine Months Ended September 30, 2007:

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues
1	Limited Brands, LLC	220	1,288,351	$45,094,664	4.44%
2	Foot Locker, Inc.	188	729,113	29,127,302	2.87%
3	The Gap Inc.	96	1,012,284	25,062,814	2.47%
4	Abercrombie & Fitch, Co.	79	537,258	19,658,259	1.94%
5	AE Outfitters Retail Company	74	423,981	18,484,837	1.82%
6	Signet Group plc(2)	113	189,580	17,647,603	1.74%
7	Finish Line, Inc.	85	424,555	16,126,339	1.59%
8	Zale Corporation	141	150,232	15,296,880	1.51%
9	Luxottica Group, S.P.A.(3)	140	304,995	14,395,039	1.42%
10	JC Penney Co. Inc.(4)	74	7,935,573	13,810,809	1.36%
11	New York & Company, Inc.	50	359,124	12,944,570	1.27%
12	Genesco Inc.(5)	162	215,017	12,645,123	1.24%
13	The Regis Corporation	199	232,984	11,708,688	1.15%
14	Dick's Sporting Goods, Inc.	13	770,686	10,886,175	1.07%
15	The Children's Place Retail Stores(6)	62	263,037	10,655,829	1.05%
16	Pacific Sunwear of California	76	270,920	10,236,103	1.01%
17	Charming Shoppes, Inc.(7)	52	307,537	9,665,890	0.95%
18	Aeropostale, Inc.	71	240,464	9,792,668	0.96%
19	Charlotte Russe Holding, Inc.	41	285,052	9,383,721	0.92%
20	Christopher & Banks, Inc.	75	257,558	9,226,248	0.91%
21	The Buckle, Inc.	46	226,882	8,601,514	0.85%
22	Trans World Entertainment(8)	59	275,799	8,424,321	0.83%
23	Claire's Stores, Inc.	111	132,065	8,020,727	0.79%
24	Hallmark Cards, Inc.	62	243,009	7,655,219	0.75%
25	Steve & Barry's University Sportswear	17	773,047	7,079,631	0.70%
		2,306	17,849,103	$361,630,973	35.61%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at September 30, 2007.
(2)	Signet Group PLC operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(4)	JC Penney Co. Inc. owns 28 of these stores.
(5)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(6)	The Children's Place Retail Stores, Inc. also operates The Disney Stores.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug, and Catherine's.
(8)	Trans World Entertainment operates FYE , Sam Goody, Suncoast Motion Picture, and Saturday Matinee.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Nine Months Ended September 30, 2007

Capital Expenditures for Three Months and Nine Months Ended September 30, 2007
(In thousands)

	Three Months	Nine Months

Tenant allowances	$18,008	$45,354

Renovations	15,501	32,072

Deferred maintenance:
Parking lot and parking lot lighting	1,986	2,235
Roof repairs and replacements	7,653	12,797
Other capital expenditures	2,016	5,331
Total deferred maintenance expenditures	11,655	20,363

Total capital expenditures	$45,164	$97,789

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized

(In thousands)

	2007	2006
Quarter ended:
March 31,	$1,001	$388
June 30,	1,593	950
September 30,	548	401
December 31,	—	832
	$3,142	$2,571

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Nine Months Ended September 30, 2007

Properties Opened Year-to-date

(Dollars in thousands)

					CBL's Share of
Property	Location	Total Project Square Feet			Total Cost	Cost To Date	Date Opened	Initial Yield(a)
Mall Expansions:
Brookfield Square - Mitchell's Fish Market	Brookfield, WI	7,500			$3,044	$2,964	April-07	8.4%
Southpark Mall - Regal Cinema	Colonial Heights, VA	68,242			11,322	11,322	July-07	11.0%
The District at Valley View - shops	Roanoke, VA	61,200			18,026	16,576	July/Fall-07	7.6%
Brookfield Square - Fresh Market	Brookfield, WI	22,400			4,960	4,960	August-07	7.6%
Harford Mall - lifestyle expansion	Bel Air, MD	39,222	(	b)	9,736	7,119	September-07	6.1%

Community/Open-Air Centers:
Alamance Crossing East	Burlington, NC	655,630			79,950	79,939	August-07	8.4%
York Town Center (c)	York, PA	274,495			21,085	16,518	September-07	9.8%

Open-Air Center Expansion:
Gulf Coast Town Center -	Ft. Myers, FL	595,990			83,286	83,286	Spring-07	9.2%
Phase II-shops/Costco(d)

AssociatedCenter:
The Shoppes at St. Clair Square	Fairview Heights, IL	84,080			27,487	31,746	March-07	7.0%

Associated Center Renovation:
Madison Plaza	Huntsville, AL	153,085			1,320	1,320	June-07	N/A

Redevelopments:
Mall del Norte - Theater	Laredo, TX	82,500			14,403	10,299	Spring-07	7.4%
Westgate Mall - Former Proffits	Spartanburg, SC	153,000			N/A	N/A	August-07	N/A

Announced Property Renovations and Redevelopments

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)
Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	$18,100	$2,751	Fall-07	N/A
Mall del Norte	Laredo, TX	1,207,687	20,400	18,810	Fall-07	N/A
Honey Creek Mall	Terre Haute, IN	678,763	5,600	4,319	Fall-07	N/A
Georgia Square	Athens, GA	674,738	16,900	5,146	Spring-08	N/A

Redevelopments:
Parkdale Mall - Former Dillards (Phase I)	Beaumont, TX	50,720	14,720	8,062	Fall-07	4.1%
Northpark Mall - Former Wards	Joplin, MO	90,688	9,750	7,327	October-07	7.8%
Columbia Place - Former JCPenney	Columbia, SC	124,819	12,831	11,512	Aug/Oct-07	7.0%
		3,960,399	$98,301	$57,927
(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	Total square footage includes redevelopement and expansion of 2,641 square feet.
(c)	50/50 Joint Venture.
(d)	50/50 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Nine Months Ended September 30, 2007

Properties Under Development at September 30, 2007

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)
Mall Expansions:
The District at CherryVale	Rockford, IL	84,541	$21,099	$14,162	Fall-07	7.4%
Coastal Grand - Old Navy	Myrtle Beach, SC	23,269	1,813	736	October-07	7.9%
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150	4,188	849	Spring-08	11.0%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395	N/A	N/A	Spring-08	N/A
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,449	794	Spring-08	8.7%
Cary Towne Center - Mimi's Café	Cary, NC	6,674	2,243	893	Spring-08	15.0%
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000	3,430	282	Fall-08	11.9%

Associated/Lifestyle Centers:
Milford Marketplace	Milford, CT	105,638	25,729	15,372	October-07	8.3%
Brookfield Square - Corner Development	Brookfield, WI	19,745	8,372	1,229	Fall-08	8.0%
Imperial Valley Commons (Phase I) (b)	El Centro, CA	610,966	11,471	15,434	Fall-08/ Summer-09	8.1%

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	7,564	January-08	8.6%

Mixed -Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	694,417	160,248	70,802	Fall-08	7.4%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,886	476	Fall-08	8.3%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	11,312	431	Fall-08	8.4%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	9,385	302	Fall-08	8.7%

Community/Open-Air Centers:
Cobblestone Village at Palm Coast	Palm Coast, FL	277,770	10,520	15,306	October-07	7.7%
Alamance Crossing - Theater/Shops	Burlington, NC	82,997	18,882	29	Spring-08	8.4%
Summit Fair	Lee's Summit, MO	512,551	22,000	22,000	Fall-08/ Summer-09	9.6%
Settlers Ridge (b)	Robinson Township, PA	515,444	119,146	26,689	Summer-09	8.6%
		3,343,325	$466,293	$193,350

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	60/40 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date are gross of applicable reimbursements.